CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Avid Technology, Inc. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Krall, President and Chief Executive Officer of the Company, and Paul
J. Milbury, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 10, 2006          /s/ David A. Krall
                             -----------------------------
                             David A. Krall
                             President and Chief Executive Officer


Dated:  May 10, 2006         /s/ Paul J. Milbury
                             -----------------------------
                             Paul J. Milbury
                             Vice President and Chief Financial Officer